Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 20, 2024 (this “Amendment”), is made by and among ASTRANA HEALTH, INC. (f/k/a Apollo Medical Holdings, Inc.), a Delaware corporation (the “Borrower”), ASTRANA HEALTH MANAGEMENT, INC. (f/k/a Network Medical Management, Inc.), a California corporation (the “Guarantor”), each of the banks and other financial institutions signatory hereto as “Lenders” and TRUIST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders, as Issuing Bank and as the Swingline Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 16, 2021 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 20, 2022, that certain Second Amendment to Amended and Restated Credit Agreement and Waiver dated as of September 8, 2023, that certain Third Amendment to Amended and Restated Credit Agreement and Incremental Agreement dated as of November 3, 2023 and as otherwise amended, restated, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Administrative Agent, the Issuing Bank and the Lenders have been made aware that the Borrower has requested that the Issuing Bank issue certain Letters of Credit with expiration dates after the Revolving Commitment Termination Date (“Post-Maturity LCs”);

WHEREAS, in connection with the foregoing, the Borrower has requested that the Administrative Agent, the Issuing Bank and the Required Lenders amend certain provisions of the Existing Credit Agreement to permit the issuance of Post-Maturity LCs; and

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent, the Issuing Bank and the Required Lenders are willing to amend the Existing Credit Agreement to permit the issuance of Post-Maturity LCs as set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Except as otherwise defined herein, capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

Section 2. Amendments to Existing Credit Agreement. The Loan Parties, the Administrative Agent, the Issuing Bank and the Lenders signatory hereto (which, for the avoidance of doubt, constitute “Required Lenders”) hereby agree to the following amendments:

(a)           Section 1.1 of the Existing Credit Agreement is hereby amended to add the following defined term in the appropriate alphabetical order:

“Post-Maturity LC” shall mean any Letter of Credit that has an expiration date that is after the date set forth in clause (i) of the definition of “Revolving Commitment Termination Date”.

(b)           Section 2.22(a) of the Existing Credit Agreement is hereby amended by amending and restating clause (i) of the proviso in its entirety as follows:

“(i) each Letter of Credit shall expire on the earlier of the date that is two (2) years after the date of issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, two (2) years after such renewal or extension);”

(c)           Section 2.22 of the Existing Credit Agreement is hereby further amended by inserting the following new clause (m) at the end of such Section:

“(m)         With respect to each Post-Maturity LC (if any), the Borrower shall deposit, on or before the date that is five (5) Business Days prior to the date set forth in clause (i) of the definition of “Revolving Commitment Termination Date”, in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Issuing Banks (as applicable) and the Revolving Lenders, an amount in cash equal to the greater of (x) 105% of the sum of (i) the aggregate undrawn amount of all outstanding Post-Maturity LCs at such time, plus (ii) the aggregate amount of all LC Disbursements in respect of Post-Maturity LCs that have not been reimbursed by or on behalf of the Borrower at such time plus (iii) any accrued and unpaid fees in respect of the Post-Maturity LCs and (y) an amount determined by the Administrative Agent and the Issuing Bank in their reasonable discretion (with the Administrative Agent and the Issuing Bank providing Borrower reasonable evidence supporting the calculation and determination of such additional amount) to collateralize the remaining exposure (including margin, fees, etc.) in respect the Post-Maturity LCs through their expiration (the “Post-Maturity LC Exposure”). The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account, until the earlier of the date of payment in full and the Revolving Commitment Termination Date, at which time the amount on deposit in such account shall be transferred to each applicable Issuing Bank for cash collateral in respect of Post-Maturity LCs that remain outstanding. Moneys in such account shall be applied by the Administrative Agent, prior to the earlier of the date of payment in full and the Revolving Commitment Termination Date, to reimburse each Issuing Bank for LC Disbursements for which it had not been reimbursed. On or before the Revolving Commitment Termination Date, the Borrower and each applicable Issuing Bank shall execute a customary “cash collateral agreement” in order to cause the cash collateral to be held by such Issuing Bank to be applied in satisfaction of all obligations of the Borrower for the Post-Maturity LC Exposure; provided that upon the undrawn expiration of each Post-Maturity LC, the applicable Issuing Bank shall return any remaining cash collateral (after payment of fees and expenses) in respect of such Post-Maturity LC to the Borrower within three (3) Business Days after the Borrower’s written request therefor. Notwithstanding anything to the contrary contained in the Loan Documents, in the case of any cash collateralization of Post-Maturity LCs in the context of the payment in full (due to a refinancing or otherwise) or acceleration, the amount to be cash collateralized for such Post-Maturity LCs shall be determined as set forth in clauses (x) and (y) above.”

Section 3. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions precedent are satisfied:

(a)           the Administrative Agent (or its counsel) shall have received a counterpart of this Amendment duly executed by each of the Borrower, the Guarantor, the Administrative Agent, the Issuing Bank and the Required Lenders; and

(b)           the representations and warranties in Sections 4 and 5 hereof shall be true and correct in all material respects on and as of the date hereof (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).

The Loan Parties, the Lenders, the Issuing Bank and the Administrative Agent hereby acknowledge and agree that as of the date hereof, the conditions precedent to effectiveness as set forth in this Section 3 have been satisfied and this Amendment is effective as of the date hereof.

Section 4. Representations. The Loan Parties represent and warrant to the Administrative Agent, the Issuing Bank and the Lenders that:

(a)           Power and Authority. Each of the Loan Parties has the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Amended Credit Agreement, and have taken all necessary corporate or equivalent action to duly authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrower or the Guarantor (as the case may be) enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

(b)           No Violation. The execution, delivery and performance by the other Loan Parties of this Amendment, and compliance by them with the terms and provisions of the Amended Credit Agreement: (i) will not violate any Requirement of Law or any judgment, order or ruling of any Governmental Authority, (ii) will not violate or result in a default under any Contractual Obligation of the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, or (iii) will not result in the creation or imposition of any Lien on any asset of any Loan Party except Liens created under the Loan Documents.

(c)           Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that (x) have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date and (y) the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Loan Parties or (ii) the legality, validity, binding effect or enforceability of the Amended Credit Agreement.

(d)           No Default. No Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

Section 5.          Reaffirmation of Representations. The Borrower and the other Loan Parties hereby repeat and reaffirm in all material respects all representations and warranties made to the Administrative Agent, the Issuing Bank and the Lenders in the Existing Credit Agreement and the other Loan Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

Section 6.          No Further Amendments; Ratification of Liability. Except as expressly amended hereby, the Existing Credit Agreement and each of the other Loan Documents, as amended hereby, shall remain in full force and effect in accordance with their respective terms, and the Lenders, the Issuing Bank and the Administrative Agent hereby require strict compliance with the terms and conditions of the Amended Credit Agreement and the other Loan Documents, as amended hereby, in the future. No Loan Party has any knowledge of any challenge to the Administrative Agent’s or any Lender’s claims arising under the Loan Documents. Each of the Borrower and the other Loan Parties hereby (i) ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Amended Credit Agreement and the other Loan Documents to which it is a party, all as amended by this Amendment and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Loan Document, as amended hereby, to which it is a party, or reduce, impair or discharge the obligations of the Borrower or any other Loan Party. The Guarantor hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. The Guarantor hereby (a) affirms and confirms its guarantees under the Guaranty and Security Agreement, and (b) agrees that (i) Guaranty and Security Agreement shall continue to be in full force and effect and (ii) all guarantees under the Guaranty and Security Agreement shall continue to be in full force and effect and shall accrue to the benefit of the Lenders. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Existing Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing between the Borrower or any other Loan Party or the Lenders, or any of them. This Amendment shall be deemed to be a “Loan Document” for all purposes under the Amended Credit Agreement. After the effectiveness of this Amendment, each reference to the Existing Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement.

Section 7.          Miscellaneous. Sections 10.5 (Governing Law; Jurisdiction; Consent to Service of Process), 10.6 (Waiver of Jury Trial), 10.8 (Counterparts; Integration), 10.10 (Severability) and 10.21 (Electronic Signatures), of the Amended Credit Agreement are hereby incorporated by reference into this Amendment and shall apply hereto mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, the Guarantor, the Lenders and the Administrative Agent have caused this Fourth Amendment to Amended and Restated Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

bORROWER:

ASTRANA HEALTH, INC.

By:	/s/ Brandon Sim
Name:	Brandon Sim
Title:	President and Chief Executive Officer

By:	/s/ Chandan Basho
Name:	Chandan Basho
Title:	Chief Financial Officer, Chief Operating Officer and Corporate Secretary

GUARANTOR:

ASTRANA HEALTH MANAGEMENT, INC.

By:	/s/ Thomas S. Lam, M.D., M.P.H.
Name:	Thomas S. Lam, M.D., M.P.H.
Title:	Chief Executive Officer

ASTRANA HEALTH, INC.

FOURTH AMENDMENT TO A&R CREDIT AGREEMENT

SIGNATURE PAGE

TRUIST BANK, as Administrative Agent, as the Issuing Bank, as the Swingline Lender and as a Lender

By:	/s/ Anton Brykalin
Name:	Anton Brykalin
Title:	Director

ASTRANA HEALTH, INC.

FOURTH AMENDMENT TO A&R CREDIT AGREEMENT

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Ling Li
Name:	Ling Li
Title:	Executive Director

ASTRANA HEALTH, INC.

FOURTH AMENDMENT TO A&R CREDIT AGREEMENT

SIGNATURE PAGE

PREFERRED BANK, as a Lender

By:	/s/ Samuel Leung
Name:	Samuel Leung
Title:	Senior Vice President

ASTRANA HEALTH, INC.

FOURTH AMENDMENT TO A&R CREDIT AGREEMENT

SIGNATURE PAGE

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Avery
Name:	Thomas Avery
Title:	Managing Director

ASTRANA HEALTH, INC.

FOURTH AMENDMENT TO A&R CREDIT AGREEMENT

SIGNATURE PAGE

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Sean Young
Name:	Sean Young
Title:	Authorized Signatory

ASTRANA HEALTH, INC.

FOURTH AMENDMENT TO A&R CREDIT AGREEMENT

SIGNATURE PAGE

THE TORONTO DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Mike Tkach
Name:	Mike Tkach
Title:	Authorized Signatory

ASTRANA HEALTH, INC.

FOURTH AMENDMENT TO A&R CREDIT AGREEMENT

SIGNATURE PAGE

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Yinghua Zhang
Name:	Yinghua Zhang
Title:	Senior Vice President

ASTRANA HEALTH, INC.

FOURTH AMENDMENT TO A&R CREDIT AGREEMENT

SIGNATURE PAGE

CITY NATIONAL BANK, as a Lender

By:	/s/ Eric Rezai
Name:	Eric Rezai
Title:	Vice President

ASTRANA HEALTH, INC.

FOURTH AMENDMENT TO A&R CREDIT AGREEMENT

SIGNATURE PAGE